Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
21. Subsequent Events

(a)
On March 11, 2020, the World Health Organization declared the 2019 Novel Coronavirus (the
“Covid-19”)
outbreak, a pandemic. In response to the outbreak, many countries, ports and organizations, including those where the Company conducts a large part of its operations, have implemented measures to combat the outbreak, such as quarantines and travel restrictions. Such measures have and will likely continue to cause severe trade disruptions. The extent to which
Covid-19
will impact the Company’s results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the virus and the actions to contain or treat its impact, among others. Accordingly, an estimate of the impact cannot be made at this time.

(b)	On April 1, 2020, the Company entered into an agreement with Brave for the supervision of the construction of the vessel discussed in note 5 for a fixed fee of Euro 390,000.

(c)
On February 13, 2020, the Company entered into a joint venture agreement with an unaffiliated third party, for
the
purpose
of acqui
ring

three medium gas carriers and the establishment of a new holding company, in which the Company will have a
51%
equity interest. Pursuant to this joint venture arrangement, on February 28, 2020, two medium gas carriers, the Gaschem Hamburg and the Gaschem Stade, were acquired and on March 11, 2020, one medium gas carrier, the Gaschem Bremen, was acquired at an aggregate price of
$80,550,000.